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                                                                    EXHIBIT 10.v

                               JOINDER AGREEMENT

          Joinder Agreement, dated as of May 31, 1995, to that certain (i) Blocked Account Agreement (Concentration Account) (the "Concentration Account Agreement") dated October 31, 1994 among Liberty Bank and Trust Company of Tulsa, National Association (the "Bank"), C.I.S. Technologies, Inc. (the "Parent"), C.I.S., Inc. and Hospital Billing Analysis, Inc. (collectively, the "Borrowers"), and General Electric Capital Corporation (the "Lender") and (ii) Lockbox Account Agreement (the "Lockbox Account Agreement") dated October 31, 1994 among the Bank, the Parent, the Borrowers and the Lender.

                              W I T N E S S E T H:

          WHEREAS, the Parent, the Borrowers and the Lender are parties to that certain Credit Agreement, dated as of October 15, 1994, as amended by the First Amendment referred to below (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein unless otherwise defined herein being used herein as therein defined);

          WHEREAS, in connection with the Credit Agreement and the requirements thereof, the Parent, the Borrowers, the Bank and the Lender entered into the Concentration Account Agreement and the Lockbox Account Agreement;

          WHEREAS, the Borrowers, the Parent and the Lender have entered into the First Amendment to Credit Agreement (the "First Amendment"), dated as of May 31, 1995;

          WHEREAS, Lender has required as a condition to the effectiveness of the First Amendment that AMSC, Inc. ("AMSC") and Hospital Cost Consultants, Inc. ("HCCI") join and become parties to the Concentration Account Agreement and the Lockbox Account Agreement; and

          WHEREAS, in connection with such joinder it is necessary that certain modifications be made to the Concentration Account Agreement and the Lockbox Account Agreement;

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          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. JOINDER. In accordance with the requirements of the First Amendment, each of AMSC and HCCI by its signature below becomes one of the entities comprising the "Company" as defined in, and under each of, the Concentration Account Agreement and the Lockbox Account Agreement with the same force and effect as if originally named therein as one of such entities and each of AMSC and HCCI hereby agrees to all the terms and provisions of the Concentration Account Agreement and the Lockbox Account Agreement applicable to it as the Company thereunder. Each reference to the "Company" in the Concentration Account Agreement and the Lockbox Account Agreement shall be deemed to include AMSC and HCCI. The Concentration Account Agreement and the Lockbox Account Agreement are hereby incorporated herein by reference.

          SECTION 2.  AMENDMENT TO SECTION 2(B) OF LOCKBOX ACCOUNT AGREEMENT.
Section 2(b) of the Lockbox Account Agreement is hereby amended by deleting the portion of such Section contained after the colon therein and inserting in lieu thereof the following:

         "Description of           Lockbox Agreement with
          Lockbox                  the Bank

          p.o. lockbox #94891
          p.o. lockbox #94924
          p.o. lockbox #94589
          p.o. lockbox #94893      Lockbox Service Agreement dated May 23, 1995
          p.o. lockbox #94210      Lockbox Service Agreement dated May 23, 1995

          SECTION 3. AMENDMENT TO TERM SECURITY AGREEMENT. The term "Security Agreement" contained in each of the Concentration Account Agreement and the Lockbox Account Agreement is hereby deemed amended to include not only the security agreement currently referred to therein but also the Subsidiary Security Agreement executed by AMSC, the Accounts Security Agreement and any other security agreement executed by HCCI in the future in accordance with the requirements of the Credit Agreement. By execution of this Agreement, the Parent, the Borrowers, HCCI, AMSC and the

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Lender hereby renotify the Bank of the information (after giving effect to the modification of the term "Security Agreement" set forth above) set forth in the first paragraph of Section 3 of each of the Concentration Account Agreement and the Lockbox Account Agreement, and the Parent, the Borrowers, HCCI, AMSC and the Bank hereby confirm and acknowledge and agree to such notice.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of the Parent, the Borrowers, HCCI and AMSC represents and warrants to the Lender that this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws effecting creditors' rights generally and equitable principles of general applicability.

          SECTION 5. Counterparts. This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Joinder Agreement shall become effective when the Lender shall have received counterparts of this Joinder Agreement that, when taken together, bear the signatures of parties hereto.

          SECTION 6. LIMITED EFFECT. Except as expressly supplemented and amended hereby, each of the Concentration Account Agreement and the Lockbox Account Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms.

          SECTION 7. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8.  SEVERABILITY.    In case any one or more of the provisions
contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Lockbox Account Agreement and the Concentration Account Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith to replace the invalid, illegal or unenforceable provisions with valid provisions the

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economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement as of the day and year first above written.


                         LIBERTY BANK AND TRUST COMPANY OF
                          TULSA, NATIONAL ASSOCIATION


                         By  /s/ Lloyd Stone
                           -------------------------------
                           Name: Lloyd Stone
                           Title:Vice President


                         C.I.S. TECHNOLOGIES, INC.


                         By   /s/ Richard V. Souders
                           -------------------------------
                           Name:  Richard V. Souders
                           Title: SR. Vice President


                         C.I.S., INC.


                         By   /s/ Richard V. Souders
                           -------------------------------
                           Name:  Richard V. Souders
                           Title: SR. Vice President

                         HOSPITAL BILLING ANALYSIS, INC.


                         By   /s/ Phillip D. Kurtz
                           -------------------------------
                           Name:  Phillip D. Kurtz
                           Title: Vice President


                         AMSC, INC.


                         By   /s/ Richard A. Evans
                           -------------------------------
                           Name:  Richard A. Evans
                           Title: Vice President

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                         HOSPITAL COST CONSULTANTS, INC.


                         By    /s/ Phillip D. Kurtz
                             ------------------------------
                           Name:   Phillip D. Kurtz
                           Title:  Vice President


                         GENERAL ELECTRIC CAPITAL
                          CORPORATION

                          By:  /s/ Dan Pengue
                             ------------------------------
                           Name:
                           Title:



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